Exhibit 99.2

Company Presentation
August 2014

LUMOS NETWORKS

LUMOS NETWORKS

Use of Non-GAAP Financial Measures

Included in this presentation are certain non-GAAP financial measures that are not determined in accordance with US generally accepted accounting principles. These financial performance measures are not indicative of cash provided or used by operating activities and exclude the effects of certain operating, capital and financing costs and may differ from comparable information provided by other companies, and they should not be considered in isolation, as an alternative to, or more meaningful than measures of financial performance determined in accordance with US generally accepted accounting principles. These financial performance measures are commonly used in the industry and are presented because Lumos Networks Corp. believes they provide relevant and useful information to investors. The Company utilizes these financial performance measures to assess its ability to meet future capital expenditure and working capital requirements, to incur indebtedness if necessary, and to fund continued growth. Lumos Networks Corp. also uses these financial performance measures to evaluate the performance of its business, for budget planning purposes and as factors in its employee compensation programs.

Special Note Regarding Forward-Looking Statements

Any statements contained in this presentation that are not statements of historical fact, including statements about our beliefs and expectations, are forward-looking statements and should be evaluated as such. The words “anticipates,” “believes,” “expects,” “intends,” “plans,” “estimates,” “targets,” “projects,” “should,” “may,” “will” and similar words and expressions are intended to identify forward-looking statements. Such forward-looking statements reflect, among other things, our current expectations, plans and strategies, and anticipated financial results, all of which are subject to known and unknown risks, uncertainties and factors that may cause our actual results to differ materially from those expressed or implied by these forward-looking statements. Many of these risks are beyond our ability to control or predict. Because of these risks, uncertainties and assumptions, you should not place undue reliance on these forward-looking statements. Furthermore, forward-looking statements speak only as of the date they are made. We do not undertake any obligation to update or review any forward-looking information, whether as a result of new information, future events or otherwise. Important factors with respect to any such forward-looking statements, including certain risks and uncertainties that could cause actual results to differ from those contained in the forward-looking statements, include, but are not limited to: rapid development and intense competition in the telecommunications and high speed data transport industry; our ability to offset expected revenue declines in legacy voice and access products related to the recent regulatory actions, wireless substitution, technology changes and other factors; our ability to effectively allocate capital and implement our “edge-out” expansion plans in a timely manner; our ability to complete customer installations in a timely manner; adverse economic conditions; operating and financial restrictions imposed by our senior credit facility; our cash and capital requirements; declining prices for our services; our ability to maintain and enhance our network; the potential to experience a high rate of customer turnover; federal and state regulatory fees, requirements and developments; our reliance on certain suppliers and vendors; and other unforeseen difficulties that may occur. These risks and uncertainties are not intended to represent a complete list of all risks and uncertainties inherent in our business, and should be read in conjunction with the more detailed cautionary statements and risk factors included in our SEC filings, including our Annual Reports filed on Forms 10-K and our Quarterly Reports filed on Forms 10-Q.

Advanced Fiber Network Driving Value for Our Customers


Lumos Networks provides next-generation communication solutions and tailored services to customers over an advanced fiber network

LUMOS NETWORKS

Lumos at a Glance

7,548 Route Miles of Fiber as of 2Q14


Erie
Chicago, IL
Altoona
Harrisburg
Pittsburgh
Cumberland
Hagerstown
Columbus
Morgantown
Winchester
Washington DC
Clarksburg
Ashburn
Parkersburg
Harrisonburg
Culpeper
Charleston
Charlottesville
Ashland
Huntington
Lewisburg
Covington
Waynesboro
Richmond
Lynchburg
Bluefield
Blacksburg
Danville
Bristol
Greensboro
Atlanta
Fiber Network
Edge Out Markets
Internet Exchange Points
Data Centers
"Lit" Markets

Attractive Fundamentals

- Long-term Customer Contracts
- Opportunity for 20%+ ROI on fiber projects
- Well-positioned for Ethernet growth
- 4G LTE wireless deployments (FTTC)
- Unique fiber assets in footprint
- Data Center / Carrier End User opportunities
- Favorable interest rate and tax environment

Revenue Opportunities

	Current[1]		Market Opportunity[2]
FTTC	673	→	~5,400
On-Net Buildings	1,420	→	20,000+
Connected Data Centers	14	→	~100

[1] As of 6/30/2014

[2] Based on Lumos Networks' internal research and analysis of data from research, surveys and studies conducted by third parties, such as Tower Source (for FTTC sites), Equifax Telecom and Stratsoft (for On-Net buildings) and public records databases (for data centers). Market Opportunity denotes wireless cell sites within 3 miles of the Lumos Networks fiber footprint

Recent Changes to Lumos Board of Directors

New Appointments, effective July 29, 2014

- Michael T. Sicoli
  - CEO of Sidera Networks (2010-2013), merged with Lightower in a $2bn transaction in April 2013 to create pure play fiber bandwidth provider
  - CFO of RCN Corp (2005-2010), sold in going private transaction
- Brian C. Rosenberg
  - President of Macalester College since 2003
  - Member of Allina Health Board of Directors

Board Resignations

- Michael A. Huber: Left Board on July 29, 2014
- James A. Hyde: Will vacate Board seat before end of 3Q14

Exponential Growth in Bandwidth Demand

Bandwidth Demand Drivers

- Proliferation of network-connected devices and locations
  - 2013 to 2018 tablets, mobile phones, and M2M traffic growth rates of 87%, 63%, and 113%, respectively
- Rapid growth in rich media applications
  - In 2017, nearly a million minutes of video content will cross global IP networks every second
- Spectrum constraints require increased efficiency to manage mobile data traffic
- Adoption of network-centric computing services, e.g. Cloud
- Increased outsourcing of IT infrastructure

U.S. Mobile IP Traffic


Web & Data
Video
~7x Increase from 2013 to 2018
Exabytes ("EB") per Month
3.0 EB
2.5 EB
2.0 EB
1.5 EB
1.0 EB
0.5 EB
0.0 EB
2013
2014
2015
2016
2017
2018

U.S. Business IP Traffic


Web & Data
Video
~2x Increase from 2013 to 2018
Exabytes ("EB") per Month
5.0 EB
4.0 EB
3.0 EB
2.0 EB
1.0 EB
0.0 EB
2013
2014
2015
2016
2017
2018

Source: Cisco Visual Networking Index 2014

Data Products

Product	Highlights
FTTC *(~19% of 2Q14 Data Revenue)*	▪ FTTC backhaul supports 4G LTE growth ▪ Long-term goal of ~$70 million in annual FTTC revenue [1] ▪ FTTC revenue growth of ~40% expected in 2014 ▪ 55%+ of 2,250 long-term FTTC circuits goal under contract
Enterprise Data *(~39% of 2Q14 Data Revenue)*	▪ Large untapped Carrier End User and Data Center opportunities ▪ Ethernet connectivity among multiple locations ▪ Carrier End User: 25%+ total 2Q14 Enterprise sales bookings
Transport *(~42% of 2Q14 Data Revenue)*	▪ IP-based Ethernet Transport and wavelength potential ▪ Declining revenue stream due to TDM Carrier grooming

[1] Goals highlighted herein are long-term in nature and are subject to various risks and uncertainties, one or more of which could cause goals to be unattainable. You should not regard the inclusion of a goal in this presentation as a representation by any person that the results will be achieved

FTTC Opportunities Accelerate

Dramatic Growth in Mobile Data Traffic Driving Increased Backhaul Bandwidth Requirements



	1999 - 2003	2004 - 2007	2014+
Devices			
Backhaul Technology	T1	T1 / SONET	Moving to Carrier Ethernet
Use Case	Voice / Text	Voice / Text / Email	Voice / Text / Email / Rich Media / Streaming Video

Compelling Site Economics

- ✓ Scalable bandwidth capability drives margin expansion
- ✓ Long-term contracts
- ✓ Attractive return on investments

LUMOS NETWORKS

Strong FTTC Growth Opportunity in Our Footprint

- ~5,400 Towers within 3 miles of Lumos Network fiber footprint
- Early innings of 4G LTE rollout
  - Conversion from T-1 and SONET to Carrier Ethernet
  - Significant 4G LTE site builds and network densification
  - Continued FTTC share gains expected
- Carrier Ethernet more scalable than Ethernet over SONET of many competitors
- FTTC operating leverage drives margin expansion opportunity

Anticipated FTTC Trends

	Today		Long-Term Estimate[1]
FTTC Installations	673	→	1,500
Tenants/Unique Tower	~1.3	→	1.7 – 2.0
Bandwidth/Unique Tower	50 – 100 MB	→	200 – 400 MB
Monthly Revenue/Unique	~$2,500	→	~$4,000

FTTC Opportunity



825 Sites Targeted by 2014YE
CAGR: 83%
109
+69
178
+287
465
+208
673
1,500[2]
2Q11
2Q12
2Q13
2Q14
Long-Term Goal

[1] Represents management's long-term estimates prepared using data from industry publications and its market knowledge and experience. Management's estimates have not been verified by any independent source and are subject to various risks and uncertainties, which could cause actual results to materially deviate from estimates. You should not regard the inclusion of an estimate in this presentation as a representation by any person of future results

[2] Goals highlighted herein are long-term in nature and are subject to various risks and uncertainties, one or more of which could cause goals to be unattainable. You should not regard the inclusion of a goal in this presentation as a representation by any person that the results will be achieved

FTTC Revenue Growth

- FTTC as a percentage of total Lumos Fiber Data Revenue
  - 2012: ~8%
  - 2013: ~14%
  - 2014E: ~19%

Annual FTTC Revenue



($ in Millions)
$6.8
$14.3
$20.0
2012
2013
2014E

Long-term goal of $70 million [1]

[1] Goals highlighted herein are long-term in nature and are subject to various risks and uncertainties, one or more of which could cause goals to be unattainable. You should not regard the inclusion of a goal in this presentation as a representation by any person that the results will be achieved

On-Net Building Expansion Trends Continue

- 100% fiber fed portfolio of lit buildings
- Average growth of ~12 buildings/month over the last 12 months
- Increases on-net revenue and opens up opportunity for additional FTTC builds
- Connected to 15 Commercial Data Centers (added Peak 10 in 2Q14 and QTS on 8/1/14)



On-Net Buildings
CAGR: 16%
903
1,091
1,273
1,420
2Q11
2Q12
2Q13
2Q14

20,000+ Buildings within 1 Mile of Existing Network [1]

[1] Based on Lumos Networks' analysis of data from Equifax Telecom and Stratsoft

Edge-Out Strategy Driven by Customer Demand

- Expand into contiguous markets to pursue new FTTC, Data Center, Transport and Enterprise opportunities
- Leveraging existing customer base and assets with experienced in-market teams
- Richmond, VA and Western PA meaningfully increase addressable market

Richmond, VA

- 110 Mile 100G enabled fiber network
- Anchor enterprise and carrier customers signed
- Significant Data Center opportunities, recently connected Peak 10 and QTS
- $4.2 million in annualized Enterprise and Transport sales bookings
- Pivot point for critical long-haul routes between Ashburn, VA and Charlottesville, VA

Western PA

- Expansion of fiber assets in Western PA – leverage existing fiber by adding on / off ramps
- Offer diverse routes in and out of Pittsburgh, PA
- Completed key routes from Pittsburgh, PA to Harrisburg, PA and Ashburn, VA
- Requires increased Metro ring investment to extract full market potential

LUMOS NETWORKS

Igniting Project Ark -- ON TRACK for 3Q Launch

- Announced Cisco Systems as core router equipment supplier
- Cisco will also provide new testing tools, thousands of hours of training, and 2 R&D centers
- New MEF-certified Carrier Ethernet MPLS/IP Fiber Network
- Ark will provide total bandwidth throughput up to ~1 Terabyte (equivalent to 1,500 FTTC sites at 200-400 Mbps each)
- Allows significant bandwidth increases without major equipment upgrades
- Scheduled for completion in 3Q14; traffic routed in 4Q14

ARK^2



Carrier End User

New Distribution Channel for Enterprise Data

- **MSAs signed or pending with most major U.S. operators, MSOs and fiber companies operating in our footprint**
- Leverage Lumos Networks' 7,548 mile fiber footprint to target incremental Enterprise Customers with thousands of sales people from leading national service providers
- "Near-Net" list of ~15,000 buildings within ½ mile of our footprint distributed to our channel partners in June of 2014

Carrier End User Sales Bookings

- 1Q14: ~$34,000
- 2Q14: ~$60,000

Data Center Connection Strategy

Key Part of Lumos Fiber Data Growth Story

- Increasingly, Enterprise traffic moving to Data Centers with customers requesting secure, fiber bandwidth access to those locations
- ~100 Data Center connections targeted within existing footprint
- Added QTS and Peak 10 in Richmond and Iron Mountain in Pittsburgh. Key to "Edge-out" growth strategy (15 commercial Data Centers connected as of August 2014)
- Maintaining Commercial Data Center connection target of 20 by YE14
- Lumos is under-penetrated in Data Center connections relative to fiber peers. Data Center connections represent significant fiber bandwidth revenue upside

Financial Highlights

Selected Highlights

- Continued revenue shift to Data, with accretive margins
- Ethernet growth gaining traction in key Segments: Edge-Out Markets, FTTC, Carrier End User and Data Centers
- Predictable cash flow from R&SB and RLEC Access segments
- Disciplined capital investment strategy focused on driving long-term fiber contracts
- Solid liquidity and capital structure support growth investment

Key Virginia 100G Long-Haul Fiber Routes

Charlottesville, VA to Richmond, VA

- Completed in June 2014
- 53 Mile 100G DWDM all-IP Long-Haul Fiber Route
- Reduces Significant Type 2 Leased Access Costs
- Expanded Fiber Breadth to Reach Incremental Data Centers, Enterprises and FTTC opportunities

Richmond, VA to Ashburn, VA

- 4Q14 Scheduled Completion
- Creates Fully-Redundant all-IP 100G Route between all 3 Virginia Cities
- Straight-Shot Fiber Access into Ashburn, the “Data Center Capital of the World”
- Critical Element in Creating the Densest Fiber Network in the Mid-Atlantic

Selected Financial Highlights

Data Revenue


($ in Millions)
$25.7
$26.1
$26.9
$26.1
$26.7
2Q13
3Q13
4Q13
1Q14
2Q14

Data as a % of Total Revenue


49.1%
50.5%
52.8%
52.2%
53.2%
2Q13
3Q13
4Q13
1Q14
2Q14

Data Gross Margin [1]


84.9%
85.1%
85.2%
84.0%
85.3%
2Q13
3Q13
4Q13
1Q14
2Q14

Data Adjusted EBITDA Margin [2]


52.0%
49.9%
52.0%
48.7%
50.2%
2Q13
3Q13
4Q13
1Q14
2Q14

[1] Defined as operating revenues less network access costs divided by operating revenues for Data segment
[2] Defined as Adjusted EBITDA divided by operating revenues for Data segment

Liquidity and Debt Maturities

- Debt refinancing completed in April 2013
- Liquidity to support growth capital requirements
  - $46.4 million in cash
  - $50 million undrawn revolver capacity
- No near term debt maturities

Capitalization

($ in Millions)	As of 6/30/2014
Cash and Marketable Securities	$46.4
Revolving Credit Facility ($50MM)	$0.0
Term Loan A	100.0
Term Loan B	272.3
Capital Leases	5.2
Total Debt	**$377.4**

Debt Maturity Profile

($ in Millions)



$3.9
$7.7
$7.7
$12.8
$80.2
$259.9
2014
2015
2016
2017
2018
2019

Note: Excludes capital leases

LUMOS NETWORKS

2Q14 Snapshot

2Q14 Metrics

($ in Millions)

	2Q13	1Q14	2Q14
Revenue	$52.3	$50.1	$50.2
Adjusted EBITDA	$24.6	$22.6	$22.7
% Margin	*46.9%*	*45.1%*	*45.3%*
Capital Expenditures	$11.7	$18.1	$19.2
% of Revenue	*22.4%*	*36.2%*	*38.2%*

2Q14 Balance Sheet & Valuation

($ in Millions)

Cash and Marketable Securities	$46.4
Total Long-Term Debt	$377.4
Net Long-Term Debt	$331.0
Market Capitalization[1]	$342.4
Enterprise Value	$673.4
Dividend Yield	3.7%

[1] Based on closing share price of $15.30 as of 7/29/2014 and 22,376,041 shares outstanding as of 6/30/2014

Key 2Q14 Accomplishments

- Data comprises 53% of total revenue
- Completed installation of 40 FTTC sites
- Maintained 73% ratio for success-based/growth capital projects
- Completed 53 mile Charlottesville to Richmond, VA Long-Haul Route
- Project Ark on Track for 3Q14 Launch
- Connected 1 new data center and 33 on-net buildings
- Added 81 miles to Lumos fiber network

LUMOS NETWORKS

Historical Financial Metrics by Segment

LUMOS NETWORKS

Historical Financial Metrics by Segment

($ in Thousands)	FYE 2012				FYE 2013				FYE 2014		% of 2Q14
	1Q12	2Q12	3Q12	4Q12	1Q13	2Q13	3Q13	4Q13	1Q14	2Q14	Total
Revenue											
Data	$21,322	$21,883	$22,664	$24,424	$25,369	$25,706	$26,094	$26,943	$26,137	$26,707	*53.2%*
Residential and Small Business	24,004	23,379	23,173	21,905	21,057	20,453	20,055	19,094	18,647	18,290	*36.5%*
RLEC Access	6,086	5,541	6,140	6,350	6,108	6,152	5,478	4,966	5,306	5,168	*10.3%*
Total Revenue	**$51,412**	**$50,803**	**$51,977**	**$52,679**	**$52,534**	**$52,311**	**$51,627**	**$51,003**	**$50,090**	**$50,165**	**100.0%**
% Sequential Growth		*(1.2%)*	*2.3%*	*1.4%*	*(0.3%)*	*(0.4%)*	*(1.3%)*	*(1.2%)*	*(1.8%)*	*0.1%*	
% YoY Growth by Segment											
Data					*19.0%*	*17.5%*	*15.1%*	*10.3%*	*3.0%*	*3.9%*	
Residential and Small Business					*(12.3%)*	*(12.5%)*	*(13.5%)*	*(12.8%)*	*(11.4%)*	*(10.6%)*	
RLEC Access					*0.4%*	*11.0%*	*(10.8%)*	*(21.8%)*	*(13.1%)*	*(16.0%)*	
Gross Profit[1]											
Data	$17,671	$18,017	$18,753	$20,428	$21,338	$21,827	$22,206	$22,940	$21,963	$22,788	*57.0%*
Residential and Small Business	15,891	15,068	15,555	14,526	13,934	13,831	13,601	12,677	12,107	12,019	*30.1%*
RLEC Access	6,086	5,541	6,140	6,350	6,108	6,152	5,478	4,966	5,306	5,168	*12.9%*
Total Gross Profit[1]	**$39,648**	**$38,626**	**$40,448**	**$41,304**	**$41,380**	**$41,810**	**$41,285**	**$40,583**	**$39,376**	**$39,975**	**100.0%**
Adjusted EBITDA[2]											
Data	$11,118	$11,287	$11,555	$12,762	$13,124	$13,355	$13,012	$14,011	$12,717	$13,395	*58.9%*
Residential and Small Business	6,788	6,007	6,273	5,699	6,697	6,356	5,691	5,917	5,544	5,230	*23.0%*
RLEC Access	4,385	3,812	4,453	4,750	4,874	4,840	4,343	4,104	4,306	4,098	*18.0%*
Total Adjusted EBITDA[2]	**$22,291**	**$21,106**	**$22,281**	**$23,211**	**$24,695**	**$24,551**	**$23,046**	**$24,032**	**$22,567**	**$22,723**	**100.0%**
% Sequential Growth		*(5.3%)*	*5.6%*	*4.2%*	*6.4%*	*(0.6%)*	*(6.1%)*	*4.3%*	*(6.1%)*	*0.7%*	
% Margin	*43.4%*	*41.5%*	*42.9%*	*44.1%*	*47.0%*	*46.9%*	*44.6%*	*47.1%*	*45.1%*	*45.3%*	

[1] Defined as operating revenues less network access costs

[2] Defined as net income attributable to Lumos Networks before interest, income taxes, depreciation and amortization, accretion of asset retirement obligations, net income or loss attributable to noncontrolling interests, other income or expenses, equity-based compensation charges, acquisition-related charges, amortization of actuarial losses on retirement plans, employee separation charges, restructuring-related charges, gain or loss on settlements and gain or loss on interest rate swap derivatives. See note from the Company on "Use of Non-GAAP Measures" on Slide 1

LUMOS NETWORKS

Financial Model

($ in Millions)	1Q14 Actual	2Q14 Actual	FY 2014 Guidance[1]
Revenue			
Data	**$26.1**	**$26.7**	**~$106**
% of Total	52.2%	53.2%	~53%
Residential & Small Business	**$18.6**	**$18.3**	**~$72**
% of Total	37.2%	36.5%	~36%
Access	**$5.3**	**$5.2**	**~$22**
% of Total	10.6%	10.3%	~11%
Total	**$50.1**	**$50.2**	**~$200**
Adjusted EBITDA	**$22.6**	**$22.7**	**~$90**
% Margin	45.1%	45.3%	~45%
Total Capex	**$18.1**	**$19.2**	**~$75**
% Success-Based/Growth Capex	75%	73%	75%

[1] Guidance as of date of 2Q14 earnings release dated August 6, 2014

2014 Financial Guidance

Lumos Networks Corp. Business Outlook[1] (as of August 6, 2014)

($ in Millions)	2014 Annual Guidance [1]
Operating Revenues	~ $200
Adjusted EBITDA	~ $90
Capital Expenditures	~ $75
Cash, Cash Equivalents and Marketable Securities (at end of period)	$27 to $32
Reconciliation of Operating Income to Adjusted EBITDA:	
Operating Income	~ $38
Depreciation and amortization	~ $47
Equity based compensation charges	~ $4
Amortization of actuarial losses	~ $1
Adjusted EBITDA	~ $90

[1] These estimates are based on management's current expectations. These estimates are forward-looking and actual results may differ materially. Please see "Special Note from the Company Regarding Forward-Looking Statements" in the Lumos Networks Corp. second quarter 2014 earnings release dated August 6, 2014.

LUMOS NETWORKS

Reconciliation of Net Income Attributable to Lumos Networks Corp. to Operating Income

($ in Millions)	Year Ended					
	FY2008	FY2009	FY2010	FY2011	FY2012	FY2013
Net Income (Loss) Attributable to Lumos Networks Corp.	$22.7	$23.4	$20.8	($43.9)	$16.3	$17.6
Net Income Attributable to Noncontrolling Interests	0.0	0.0	0.1	0.1	0.1	0.1
Net Income (Loss)	22.8	23.4	20.9	(43.9)	16.4	17.7
Interest Expense	1.4	1.5	5.8	12.0	11.9	14.2
Loss on Interest Rate Derivatives	-	-	-	-	1.9	0.1
Income Tax Expense (Benefit)	14.9	15.8	14.5	(4.4)	11.0	12.0
Other (Income) Expense, net	(0.1)	(0.1)	(0.0)	(0.1)	(0.1)	1.6
Operating Income (Loss)	**$39.0**	**$40.5**	**$41.1**	**($36.4)**	**$41.2**	**$45.6**

($ in Millions)	Three Months Ended								
	6/30/2012	9/30/2012	12/31/2012	3/31/2013	6/30/2013	9/30/2013	12/31/2013	3/31/2014	6/30/2014
Net Income Attributable to Lumos Networks Corp.	$2.8	$6.3	$1.9	$6.4	$4.8	$2.5	$2.0	$4.1	$3.8
Net (Loss) Income Attributable to Noncontrolling Interests	(0.1)	0.1	0.0	0.1	0.0	0.0	-	0.0	0.0
Net Income	2.7	6.5	2.0	6.5	4.8	2.6	2.0	4.1	3.9
Interest Expense	2.9	3.1	2.9	3.1	3.4	3.8	3.8	4.0	3.8
(Gain) Loss on Interest Rate Derivative	0.4	0.3	1.3	(0.2)	(0.3)	0.6	0.0	(0.1)	0.0
Income Tax Expense	3.0	3.6	1.0	4.3	3.2	1.5	4.9	3.0	2.7
Other (Income) Expense, net	(0.0)	(0.0)	(0.0)	(0.0)	0.9	(0.1)	0.8	(0.2)	(0.2)
Operating Income	**$9.0**	**$13.3**	**$7.2**	**$13.7**	**$12.1**	**$8.3**	**$11.5**	**$10.8**	**$10.2**

Adjusted EBITDA Reconciliation

($ In Millions)	Year Ended			
	FY2010	FY2011	FY2012	FY2013
Operating Income (Loss)	$41.1	($36.4)	$41.2	$45.8
Depreciation and Amortization	31.4	43.2	39.0	42.4
Equity Based Compensation	1.5	2.4	3.9	6.8
Asset Impairment Charge	-	86.3	-	-
Amortization of Actuarial Losses	-	-	1.8	1.2
Business Separation Charges	-	1.4	-	-
Acquisition Related Charges	3.0	0.1	-	-
Employee Separation Charges	-	-	2.4	-
Restructuring Charges	-	-	3.0	0.1
Gain on Settlements, net	-	-	(2.3)	-
Adjusted EBITDA	**$77.1**	**$96.9**	**$88.9**	**$96.3**

($ In Millions)	Three Months Ended								
	6/30/2012	9/30/2012	12/31/2012	3/31/2013	6/30/2013	9/30/2013	12/31/2013	3/31/2014	6/30/2014
Operating Income	$9.0	$13.3	$7.2	$13.7	$12.1	$8.3	$11.5	$10.8	$10.2
Depreciation and Amortization	8.8	9.7	11.2	9.6	10.8	11.2	10.8	10.7	11.2
Equity Based Compensation	0.8	1.1	1.0	1.0	1.3	3.2	1.2	0.8	1.2
Asset Impairment Charge	-	-	-	-	-	-	-	-	-
Amortization of Actuarial Losses	0.5	0.4	0.5	0.3	0.3	0.3	0.3	0.1	0.1
Business Separation Charges	-	-	-	-	-	-	-	-	-
Acquisition Related Charges	-	-	-	-	-	-	-	-	-
Employee Separation Charges	2.0	0.1	0.3	-	-	-	-	0.2	0.0
Restructuring Charges	-	-	3.0	0.0	-	0.0	-	-	-
Gain on Settlements, net	-	(2.3)	-	-	-	-	-	-	-
Adjusted EBITDA	**$21.1**	**$22.3**	**$23.2**	**$24.7**	**$24.6**	**$23.0**	**$23.8**	**$22.6**	**$22.7**